EXHIBIT 10.13.1


                                                       [Incorporating Amendments
                                                        approved at May 21, 1998
                                                 Annual Meeting of Stockholders]


                           THIRD AMENDED AND RESTATED
                          XOMED SURGICAL PRODUCTS, INC.
                             1996 STOCK OPTION PLAN

                                      * * *

                                    ARTICLE I

                                     PURPOSE

            This Third Amended and Restated 1996 Stock Option Plan (the "Plan") is intended as an incentive and to encourage stock ownership by officers and certain other key employees of Xomed Surgical Products, Inc. (the "Company") and its subsidiaries in order to increase their proprietary interest in the Company's success and to encourage them to remain in the employ of the Company.

            The word "Company", when used in the Plan with reference to employment, shall include subsidiaries of the Company. The word "subsidiary", when used in the Plan, shall mean any subsidiary of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

            It is intended that certain options granted under this Plan will qualify as "incentive stock options" under Section 422 of the Code.

                                   ARTICLE II

                                 ADMINISTRATION

            The Plan shall be administered by a Compensation Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"). Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion: (a) to determine which of the eligible employees of the Company and its subsidiaries shall be granted options; (b) to authorize the granting of both incentive stock options and non-qualified options; (c) to determine the times when options shall be granted and the number of shares to be optioned; (d) to determine the option price of the shares subject to each option, which price shall be not less than the minimum specified in ARTICLE V;
(e) to determine the time or times when each option becomes exercisable, the duration of the exercise period and any other restrictions on the exercise of options issued hereunder; (f) to accelerate the exercisability of any outstanding options; (g) to prescribe the form or forms of the option agreements under the Plan (which forms shall be consistent with the terms of the Plan but need not be identical); (h) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan;

and (i) to construe and interpret the Plan, the rules and regulations and the option agreements under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees.

                                   ARTICLE III

                                      STOCK

            The stock to be optioned under the Plan shall be shares of authorized but unissued Common Stock of the Company, $.01 par value, or previously issued shares of Common Stock reacquired by the Company (the "Stock"). Under the Plan, the total number of shares of Stock which may be purchased pursuant to options granted hereunder shall not exceed, in the aggregate, 1,578,000 shares, except as such number of shares shall be adjusted in accordance with the provisions of ARTICLE X hereof. The maximum number of shares of Stock with respect to which options may be granted to any single optionee during any calendar year shall not exceed 150,000, except as such number of shares shall be adjusted in accordance with the provisions of ARTICLE X.

            The number of shares of Stock available for grant of options under the Plan shall be decreased by the sum of the number of shares with respect to which options have been issued and are then outstanding and the number of shares issued upon exercise of options. In the event that any outstanding option under the Plan for any reason expires, is terminated, or is cancelled prior to the end of the period during which options may be granted, the shares of Stock called for by the unexercised portion of such option may again be subject to an option under the Plan.

                                   ARTICLE IV

                           ELIGIBILITY OF PARTICIPANTS

            Subject to ARTICLE VII, officers and other key employees of the Company or of its subsidiaries shall be eligible to receive options under the Plan. In addition, options which are not incentive stock options may be granted to directors, consultants, or other key persons who the Committee determines shall receive options under the Plan.

                                    ARTICLE V

                                  OPTION PRICE

            In the case of each incentive stock option granted under the Plan, the option price shall be not less than the fair market value of the Stock at the time the incentive stock option was granted. In the case of options other than incentive stock options, the option price shall not be less than 50% of the fair market value of the stock at the time the option was granted. The fair market value shall be deemed for all purposes of the Plan to be the mean between the highest and lowest sale prices reported as having occurred on any Exchange with which the Company's Common Stock may be listed and traded on the date the option is granted, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Company's Common Stock is not listed on any Exchange but the Common Stock is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis then the fair market value of the Stock shall be deemed to be the mean between the high and low price reported on the date the option is granted, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported. If the Common Stock is not quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, then the fair market value of the Stock shall mean the amount determined by the Board to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service. In no event shall the option price be less than the par value per share of Stock on the date an option is granted.

                                   ARTICLE VI

                          EXERCISE AND TERMS OF OPTIONS

            The Committee shall determine the dates after which options may be exercised, in whole or in part. If an option is exercisable in installments, installments or portions thereof which are exercisable and not exercised shall remain exercisable.

            Any other provision of the Plan to the contrary notwithstanding and subject to ARTICLE VII, no option shall be exercised after the date ten years from the date of grant of such option (the "Termination Date").

            Except as otherwise provided by the Committee at the time an option is granted or by any amendment to an outstanding option:

            (i) If prior to the Termination Date, an optionee shall cease to be employed by the Company or any subsidiary thereof by reason of a disability within the meaning of Section 105(d)(4) of the Code, the option may remain exercisable for a period not extending beyond one year after the date of cessation of employment to the extent it was exercisable at the time of cessation of employment.

            (ii) In the event of the death of an optionee prior to the Termination Date and while employed by the Company or a subsidiary thereof or while entitled to exercise an option pursuant to the preceding paragraph, the optionee's options may remain exercisable at any time prior to the Termination Date but in no event later than one year from the date of death, by the person or person to whom the optionee's rights under the option pass by will or the applicable laws of descent and distribution to the extent that the optionee was entitled to exercise it on the date of death.

            (iii) If an optionee voluntarily terminates employment with the Company for reasons other than death, disability, or retirement on or after the normal retirement age set forth in the Company's policies (a "Voluntary Termination"), or if an optionee's employment with the Company is terminated for Cause, as hereinafter defined, unless otherwise provided by the Committee, all options previously granted to such optionee which have not been exercised prior to such termination shall lapse and be cancelled. If at the time of a Voluntary Termination the Company was entitled to terminate the optionee's employment for Cause, as hereinafter defined, all shares of Stock received pursuant to options exercised after the Company was so entitled shall be purchased by the Company for the exercise price of such shares paid by the optionee. If the Company terminates an optionee's employment without Cause, as hereinafter defined, unless otherwise provided by the Committee, all options previously granted to such optionee which were exercisable immediately prior to such termination shall continue to be exercisable for period not extending beyond three months after the date of such termination.

            For purposes of the Plan, the Company shall have "Cause" to terminate an optionee's employment if the Company has cause to terminate the optionee's employment under any existing employment agreement between the optionee and the Company or, in the absence of an employment agreement between the optionee and the Company, upon (A) the determination by the Board that the optionee has ceased to perform his duties to the Company (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to the Company, (B) the Board's determination that the optionee has engaged or is about to engage in conduct materially injurious to the Company, or (C) the optionee having been convicted of a felony.

                                   ARTICLE VII

                        SPECIAL PROVISIONS APPLICABLE TO
                          INCENTIVE STOCK OPTIONS ONLY

            The aggregate fair market value (determined as of the time the option is granted) of the Stock with respect to which any incentive stock options may be exercisable for the first time by the optionee in any calendar year (under this Plan or any other stock option plan of the Company or any parent or subsidiary thereof) shall not exceed $100,000. To the extent that such aggregate fair market value exceeds $100,000 such options or portions thereof shall be non-qualified stock options.

            No incentive stock option may be granted to an individual who, at the time the option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such option (i) has an option price of at least 110 percent of the fair market value of the Stock on the date of the grant of such option; and (ii) such option cannot be exercised more than five years after the date it is granted.

                                  ARTICLE VIII

                               PAYMENT FOR SHARES

            Payment for shares of Stock purchased under an option granted hereunder shall be made in full upon exercise of the option, by certified or bank cashier's check payable to the order of the Company, by the surrender or delivery to the Company of shares of its Common Stock which have been held by the optionee for at least six months, or by any other means acceptable to the Company and designated by the Committee. The Stock purchased shall thereupon be promptly delivered; provided, however, that the Company may, in its discretion, require that an optionee pay to the Company, at the time of exercise, such amount as the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.

                                   ARTICLE IX

                      NON-TRANSFERABILITY OF OPTION RIGHTS

            No option shall be transferable except by will or the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by him.

                                    ARTICLE X

                ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.

            The aggregate number of shares of Stock which may be issued pursuant to options granted hereunder, the maximum number of shares which may be granted to any single optionee during any calendar year, the number of shares of Stock covered by each outstanding option and the price per share thereof in each such option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of stock resulting from a stock split or other subdivision or consolidation of shares of Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Stock without receipt of consideration by the Company.

            In the event of any change in the outstanding shares of Stock by reason of any recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares of Stock or other securities issued or reserved for issuance pursuant to the Plan, and the number or kind of shares of Stock or other securities covered by outstanding options, and the option price thereof. In instances where another corporation or other business entity is being acquired by the Company, and the Company has assumed outstanding employee option grants and/or the obligation to make future or potential grants under a prior existing plan of the acquired entity, similar adjustments are permitted at the discretion of the Committee. The Committee shall notify optionees of any intended sale of all or substantially all of the Company's assets within a reasonable time prior to such sale.

            The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

                                   ARTICLE XI

                        NO OBLIGATION TO EXERCISE OPTION

            Granting of an option shall impose no obligation on the recipient to exercise such option.

                                   ARTICLE XII

                                 USE OF PROCEEDS

            The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

                                  ARTICLE XIII

                             RIGHTS AS A STOCKHOLDER

            An optionee or a transferee of an option shall have no rights as a stockholder with respect to any share covered by his option until he shall have become the holder of record of such share, and he shall not be entitled to any dividends or distributions or other rights in respect of such share for which the record date is prior to the date on which he shall have become the holder of record thereof.

                                   ARTICLE XIV

                                EMPLOYMENT RIGHTS

            Nothing in the Plan or in any option granted hereunder shall confer on any optionee any right to continue in the employ of the Company or any of its subsidiaries, or to interfere in any way with the right of the Company or any of its subsidiaries to terminate the optionee's employment at any time.

                                   ARTICLE XV

                             COMPLIANCE WITH THE LAW

            The Company is relieved from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any shares of Stock subject to options under the Plan which results from the inability of the Company to obtain or in any delay in obtaining from any regulatory body having jurisdiction all requisite authority to issue or transfer shares of Stock of the Company either upon exercise of the options under the Plan or shares of Stock issued as a result of such exercise if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares. Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of options to reflect such transfer restrictions.

                                   ARTICLE XVI

                             CANCELLATION OF OPTIONS

            The Committee, in its discretion, may, with the consent of any optionee, cancel any outstanding option hereunder.

                                  ARTICLE XVII

                             EXPIRATION DATE OF PLAN

            No option shall be granted hereunder after April 15, 2004.

                                  ARTICLE XVIII

                       AMENDMENT OR DISCONTINUANCE OF PLAN

            The Board may, without the consent of the Company's stockholders or optionees under the Plan, at any time terminate the Plan entirely and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect options theretofore granted hereunder without the optionee's consent, and provided further that no such action by the Board, without approval of the stockholders, may (a) increase the total number of shares of Stock which may be purchased pursuant to options granted under the Plan, except as contemplated in ARTICLE X or (b) decrease the minimum option price.

                                                                       EXHIBIT A

                                     FORM OF
                                    INCENTIVE
                             STOCK OPTION AGREEMENT
                                    UNDER THE
                          XOMED SURGICAL PRODUCTS, INC.
                             1996 STOCK OPTION PLAN

            THIS AGREEMENT, made the ___ day of ______, 199_, by and between XOMED SURGICAL PRODUCTS, INC., a Delaware corporation (the "Company") and ____________ (the "Optionee").

                             W I T N E S S E T H:

            WHEREAS, the Optionee is now employed by the Company in a key capacity, and the Company desires to have him remain in such employment and to afford him the opportunity to acquire, or enlarge, his stock ownership in the Company so that he may have a direct proprietary interest in the Company's success;

            NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

            1. GRANT OF OPTION. Subject to the terms and conditions set forth herein and in the Company's 1996 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, during the period commencing on the date of this Agreement and ending ten years from the date hereof (the "Termination Date"), the right and option (the "Option") to purchase from the Company, at a price of $________ per share, up to, but not exceeding in the aggregate, _________ shares of the Company's Class A Common Stock, par value $.01 per share (the "Stock"). The Option granted hereunder shall be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

            2. LIMITATIONS ON EXERCISE OF OPTION. (a) Subject to the terms and conditions set forth herein, the Optionee may purchase 25% of the shares of Stock covered by this Option on and after the first anniversary of the date hereof, and may purchase an additional 25% of the shares of Stock covered by this Option on and after each of the second, third and fourth anniversaries of the date hereof.

             (b) Any provision of paragraph 2(a) hereof to the contrary notwithstanding, but subject to any other terms and conditions set forth herein, if immediately after any merger, consolidation, sale of the Company's Stock, sale of all or substantially all of the Company's assets, or other similar event (a "Sale Event"), the persons or entities who, immediately prior to such Sale Event, owned 100% of the Company's Stock, no longer continue to own either (i) at least 50% of the Company's Stock, or (ii) stock of any successor company (including any company purchasing all or substantially all of the Company's assets) representing at least 50% of the voting power of such successor company's outstanding stock, the Optionee shall be entitled to purchase 100% of the shares of Stock covered by this Option.

            3. TERMINATION OF EMPLOYMENT. (a) If, prior to the Termination Date, the Optionee shall cease to be employed by the Company by reason of a disability within the meaning of Section 105(d)(4) of the Code, the Option shall remain exercisable for a period of one year from the date of cessation of employment to the extent it was exercisable at the time of cessation of employment.

             (b) If prior to the Termination Date, the Optionee shall cease to be employed by the Company by reason of death or the Optionee shall die while entitled to exercise the Option pursuant to paragraph 3(a), the executor or administrator of the estate of the Optionee or the person or persons to whom the Option shall have been validly transferred by the executor or administrator pursuant to will or the laws of descent and distribution shall have the right, within one year from the date of the Optionee's death, to exercise the Option to the extent that the Option was exercisable at the date of death, subject to any other limitation contained herein on the exercise of the Option in effect on the date of exercise.

             (c) If the Optionee voluntarily terminates employment with the Company for reasons other than death, disability, or retirement on or after the normal retirement age set forth in the Company's policies (a "Voluntary Termination"), or if the Optionee's employment with the Company is terminated for Cause, as hereinafter defined, unless otherwise provided by the Stock Option Committee (the "Committee"), this Option, to the extent not exercised prior to such termination, shall lapse and be cancelled. If at the time of a Voluntary Termination the Company was entitled to terminate the Optionee's employment for Cause, as hereinafter defined, all shares of Stock received pursuant to an exercise of this Option after the Company was so entitled shall be purchased by the Company for the exercise price of such shares paid by the Optionee. If the Company terminates the Optionee's employment without Cause, as hereinafter defined, this Option, to the extent exercisable immediately prior to such termination, shall continue to be exercisable for a period not extending beyond three months after the date of such termination.

             (d) Any provision of paragraphs 3(a), 3(b) or 3(c) hereof to the contrary notwithstanding, this Option may not be exercised beyond the Termination Date.

             (e) For purposes of this Agreement, the Company shall have "Cause" to terminate the Optionee's employment if the Company has cause to terminate the Optionee's employment under any existing employment agreement between the Optionee and the Company or, in the absence of an employment agreement between the Optionee and the Company, upon (A) the determination by the Company's Board of Directors (the "Board") that the Optionee has ceased to perform his duties to the Company (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to the Company, (B) the Board's determination that the Optionee has engaged or is about to engage in conduct materially injurious to the Company, or (C) the Optionee having been convicted of a felony.

             (f) Except as otherwise specifically provided in paragraph 3(e) hereof, whether employment has been or could have been terminated for the purposes of this Agreement, and the reasons therefor, shall be determined by the Committee, whose determination shall be final, binding and conclusive.

             (g) After the expiration of any exercise period described in either of paragraphs 3(a), 3(b) or 3(c) hereof, this Option shall terminate together with all of the Optionee's rights hereunder, to the extent not previously exercised.

            4. METHOD OF EXERCISING OPTION. The Optionee may exercise the Option by delivering to the Company a written notice stating the number of shares that the Optionee has elected to purchase at that time from the Company and full payment of the purchase price of the shares then to be purchased. Payment of the purchase price of the shares may be made (a) by certified or bank cashier's check payable to the order of the Company or (b) by surrender or delivery to the Company of shares of its Common Stock which have been held by the Optionee for at least six months at the time of exercise or (c) by such other means as shall be designated by the Committee.

            5. ISSUANCE OF SHARES. As promptly as practical after receipt of such written notification and full payment of such purchase price, the Company shall issue or transfer to the Optionee the number of shares with respect to which the Option has been so exercised, and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name.

            6. COMPANY; OPTIONEE. (a) The term "Company" as used in this Agreement with reference to employment shall include subsidiaries of the Company. The term "subsidiary" as used in this Agreement shall mean any subsidiary of the Company as defined in Section 424(f) of the Code.

             (b) Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Option may be transferred by will or by the laws of descent and distribution, the word "Optionee" shall be deemed to include such person or persons.

            7. NON-TRANSFERABILITY. The Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee's lifetime only by him. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option shall terminate and become of no further effect.

            8. RIGHTS AS STOCKHOLDER. The Optionee or a transferee of the Option shall have no rights as a stockholder with respect to any share covered by the Option until he shall have become the holder of record of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such share for which the record date is prior to the date upon which he shall become the holder of record thereof.

            9. RECAPITALIZATIONS, REORGANIZATIONS, ETC. (a) The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof or convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

             (b) The shares with respect to which the Option is granted are shares of Stock of the Company as presently constituted, but if, and whenever, prior to the delivery by the Company of all of the shares of the Stock with respect to which the Option is granted, the Company shall effect a subdivision or consolidation of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, the number and price of shares remaining under the Option shall be appropriately adjusted. Such adjustment shall be made by the Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to the Option.

             (c) In the event of any change in the outstanding shares of Stock by reason of any recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind or shares of Stock or other securities covered by this Option and the option price thereof. The Committee shall notify the Optionee of any intended sale of all or substantially all of the Company's assets within a reasonable time prior to such sale.

             (d) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of options, rights or warrants to subscribe therefor, or to purchase the same, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to the Option.

            10. COMPLIANCE WITH LAW. Notwithstanding any of the provisions hereof, the Optionee hereby agrees that he will not exercise the Option, and that the Company will not be obligated to issue or transfer any shares to the Optionee hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the Option or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority.

            11. NOTICE. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the Company at its office at 6743 South Point Drive North, Jacksonville, Florida 32216, and all notices or communications by the Company to the Optionee may be given to the Optionee personally or may be mailed to him at the address shown below his signature to this Agreement.

            12. DISPOSITION OF STOCK. The Optionee agrees to notify the Company in writing, within 30 days of any disposition (whether by sale, exchange, gift or otherwise) of shares of Stock purchased under this Option, within two years from the date of the granting of the Option or within one year of the transfer of such shares of Stock to the Optionee.

            13. Notwithstanding anything to the contrary herein, to the degree that the aggregate fair market value of the Option which becomes exercisable for the first time in any calendar year (determined as of the time the Option is granted) of the Stock (when aggregated with stock underlying other incentive stock options under the Plan and all other stock option plans of the Company or any parent or subsidiary thereof, which incentive stock options first become exercisable in the same calendar year) exceeds $100,000, such portion shall not be treated as an incentive stock option but rather shall be treated as a non-qualified stock option.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    XOMED SURGICAL PRODUCTS, INC.

                                    By:
                                       -----------------------------------------
                                       [Name:]
                                       [Title:]



                                    OPTIONEE

                                    By:
                                       -----------------------------------------
                                       [Name:]
                                       [Address:]

                                                                       EXHIBIT B

                                     FORM OF
                                  NON-QUALIFIED
                             STOCK OPTION AGREEMENT
                                  FOR DIRECTORS
                                    UNDER THE
                          XOMED SURGICAL PRODUCTS, INC.
                             1996 STOCK OPTION PLAN


            THIS AGREEMENT, made this _____ day of _________, 199_, by and between XOMED SURGICAL PRODUCTS, INC., a Delaware corporation (the "Company") and ____________________ (the "Optionee").

                             W I T N E S S E T H:

            WHEREAS, the Optionee has agreed to serve as a director of the Company, and the Company, to induce the Optionee to become and remain a director, desires to afford him the opportunity to acquire, or enlarge, his stock ownership in the Company so that he may have a direct proprietary interest in the Company's success;

            NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

            1. GRANT OF OPTION. Subject to the terms and conditions set forth herein and in the Company's 1996 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, during the period commencing on the date of this Agreement and ending ten years from the date hereof (the "Termination Date"), the right and option (the "Option") to purchase from the Company, at a price of $____ per share, up to, but not exceeding in the aggregate, _____ shares of the Company's Common Stock, par value $.01 per share (the "Stock").

            2. LIMITATIONS ON EXERCISE OF OPTION. (a) Subject to the terms and conditions set forth herein, the Optionee may purchase 25% of the shares of Stock covered by this Option on and after the first anniversary of the date hereof, and may purchase an additional 25% of the shares of Stock covered by this Option on and after each of the second, third and fourth anniversaries of the date hereof.

             (b) Any provision of paragraph 2(a) hereof to the contrary notwithstanding, but subject to any other terms and conditions set forth herein, if immediately after any merger, consolidation, sale of the Company's Stock, sale of all or substantially all of the Company's assets, or other similar event (a "Sale Event"), the persons or entities who, immediately prior to such Sale Event, owned 100% of the Company's Stock, no longer continue to own either (i) at least 50% of the Company's Stock, or (ii) stock of any successor company (including any company purchasing all or substantially all of the Company's assets) representing at least 50% of the voting power of such successor company's outstanding stock, the Optionee shall be entitled to purchase 100% of the shares of Stock covered by this Option.

            3. TERMINATION OF AFFILIATION. (a) If prior to the Termination Date, the Optionee shall cease to be a director of the Company by reason of a disability within the meaning of Section 105(d)(4) of the Internal Revenue Code of 1986, as amended (the "Code"), the Option shall remain exercisable for a period of one year from the date of cessation of his duties as a director of the Company to the extent it was exercisable at the time of cessation of his duties as a director of the Company.

             (b) If prior to the Termination Date, the Optionee shall cease to be a director of the Company by reason of death or the Optionee shall die while entitled to exercise the Option pursuant to paragraph 3(a), the executor or administrator of the estate of the Optionee or the person or persons to whom the Option shall have been validly transferred by the executor or administrator pursuant to will or the laws of descent and distribution shall have the right, within one year from the date of the Optionee's death, to exercise the Option to the extent that the Option was exercisable at the date of death, subject to any other limitation contained herein on the exercise of the Option in effect on the date of exercise.

             (c) If the Optionee shall cease to be a director of the Company for any reason other than death or disability, unless otherwise provided by the Stock Option Committee (the "Committee"), this Option, to the extent not exercised prior to such cessation, shall continue to be exercisable for a period not extending beyond three months after the date of such cessation.

             (d) Any provision of paragraphs 3(a), 3(b) or 3(c) hereof to the contrary notwithstanding, this Option may not be exercised beyond the Termination Date.

             (e) After the expiration of any exercise period described in either of paragraphs 3(a), 3(b) or 3(c) hereof, this Option shall terminate together with all of the Optionee's rights hereunder, to the extent not previously exercised.

            4. METHOD OF EXERCISING OPTION. (a) The Optionee may exercise the Option by delivering to the Company a written notice stating the number of shares that the Optionee has elected to purchase at that time from the Company and full payment of the purchase price of the shares then to be purchased. Payment of the purchase price of the shares may be made (a) by certified or bank cashier's check payable to the order of the Company, (b) by surrender or delivery to the Company of shares of its Common Stock which have been held by the Optionee for at least six months at the time of exercise or (c) by such other means as shall be designated by the Committee.

             (b) At the time of exercise, the Optionee shall pay to the Company such amount as the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.

            5. ISSUANCE OF SHARES. As promptly as practical after receipt of such written notification and full payment of such purchase price and any required income tax withholding amount, the Company shall issue or transfer to the Optionee the number of shares with respect to which the Option has been so exercised, and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name.

            6. COMPANY; OPTIONEE. (a) The term "Company" as used in this Agreement with reference to directorship shall include subsidiaries of the Company. The term "subsidiary" as used in this Agreement shall mean any subsidiary of the Company as defined in Section 424(f) of the Code.

             (b) Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Option may be transferred by will or by the laws of descent and distribution, the word "Optionee" shall be deemed to include such person or persons.

            7. NON-TRANSFERABILITY. The Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee's lifetime only by him. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option shall terminate and become of no further effect.

            8. RIGHTS AS STOCKHOLDER. The Optionee or a transferee of the Option shall have no rights as a stockholder with respect to any share covered by the Option until he shall have become the holder of record of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such share for which the record date is prior to the date upon which he shall become the holder or record thereof.

            9. RECAPITALIZATIONS, REORGANIZATIONS, ETC. (a) The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof or convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

             (b) The shares with respect to which the Option is granted are shares of Stock of the Company as presently constituted, but if, and whenever, prior to the delivery by the Company of all of the shares of the Stock with respect to which the Option is granted, the Company shall effect a subdivision or consolidation of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, the number and price of shares remaining under the Option shall be appropriately adjusted. Such adjustment shall be made by the Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to the Option.

             (c) In the event of any change in the outstanding shares of Stock by reason of any recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind or shares of Stock or other securities covered by this Option and the option price thereof. The Committee shall notify the Optionee of any intended sale of all or substantially all of the Company's assets within a reasonable time prior to such sale.

             (d) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of options, rights or warrants to subscribe therefore, or to purchase the same, or upon conversion of shares or obligation of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to the Option.

            10. COMPLIANCE WITH LAW. Notwithstanding any of the provisions hereof, the Optionee hereby agrees that he will not exercise the Option, and that the Company will not be obligated to issue or transfer any shares to the Optionee hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the Option or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority.

            11. NOTICE. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the Company at its office at 6743 South Point Drive North, Jacksonville, Florida 32216, and all notices or communications by the Company to the Optionee may be given to the Optionee personally or may be mailed to him at the address shown below his signature to this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                    XOMED SURGICAL PRODUCTS, INC.

                                    By:
                                       -----------------------------------------
                                       [Name:]
                                       [Title:]

                                    OPTIONEE

                                    By:
                                       -----------------------------------------
                                       [Name:]
                                       [Address:]

                                                                      EXHIBIT C

                                     FORM OF
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                    UNDER THE
                          XOMED SURGICAL PRODUCTS, INC.
                             1996 STOCK OPTION PLAN


            THIS AGREEMENT, made the ___ day of ______, 199_, by and between XOMED SURGICAL PRODUCTS, INC., a Delaware corporation (the "Company") and ____________ (the "Optionee").

                             W I T N E S S E T H:

            WHEREAS, the Optionee is now employed by the Company in a key capacity, and the Company desires to have him remain in such employment and to afford him the opportunity to acquire, or enlarge, his stock ownership in the Company so that he may have a direct proprietary interest in the Company's success;

            NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

            1. GRANT OF OPTION. Subject to the terms and conditions set forth herein and in the Company's 1996 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, during the period commencing on the date of this Agreement and ending ten years from the date hereof (the "Termination Date"), the right and option (the "Option") to purchase from the Company, at a price of $________ per share, up to, but not exceeding in the aggregate, _________ shares of the Company's Class A Common Stock, par value $.01 per share (the "Stock

            2. LIMITATIONS ON EXERCISE OF OPTION. (a) Subject to the terms and conditions set forth herein, the Optionee may purchase 25% of the shares of Stock covered by this Option on and after the first anniversary of the date hereof, and may purchase an additional 25% of the shares of Stock covered by this Option on and after each of the second, third and fourth anniversaries of the date hereof.

             (b) Any provision of paragraph 2(a) hereof to the contrary notwithstanding, but subject to any other terms and conditions set forth herein, if immediately after any merger, consolidation, sale of the Company's Stock, sale of all or substantially all of the Company's assets, or other similar event (a "Sale Event"), the persons or entities who, immediately prior to such Sale Event, owned 100% of the Company's Stock, no longer continue to own either (i) at least 50% of the Company's Stock, or (ii) stock of any successor company (including any company purchasing all or substantially all of the Company's assets) representing at least 50% of the voting power of such successor company's outstanding stock, the Optionee shall be entitled to purchase 100% of the shares of Stock covered by this Option.

            3. TERMINATION OF EMPLOYMENT. (a) If, prior to the Termination Date, the Optionee shall cease to be employed by the Company by reason of a disability within the meaning of Section 105(d)(4) of the Code, the Option shall remain exercisable for a period of one year from the date of cessation of employment to the extent it was exercisable at the time of cessation of employment.

             (b) If prior to the Termination Date, the Optionee shall cease to be employed by the Company by reason of death or the Optionee shall die while entitled to exercise the Option pursuant to paragraph 3(a), the executor or administrator of the estate of the Optionee or the person or persons to whom the Option shall have been validly transferred by the executor or administrator pursuant to will or the laws of descent and distribution shall have the right, within one year from the date of the Optionee's death, to exercise the Option to the extent that the Option was exercisable at the date of death, subject to any other limitation contained herein on the exercise of the Option in effect on the date of exercise.

             (c) If the Optionee voluntarily terminates employment with the Company for reasons other than death, disability, or retirement on or after the normal retirement age set forth in the Company's policies (a "Voluntary Termination"), or if the Optionee's employment with the Company is terminated for Cause, as hereinafter defined, unless otherwise provided by the Stock Option Committee (the "Committee"), this Option, to the extent not exercised prior to such termination, shall lapse and be cancelled. If at the time of a Voluntary Termination the Company was entitled to terminate the Optionee's employment for Cause, as hereinafter defined, all shares of Stock received pursuant to an exercise of this Option after the Company was so entitled shall be purchased by the Company for the exercise price of such shares paid by the Optionee. If the Company terminates the Optionee's employment without Cause, as hereinafter defined, this Option, to the extent exercisable immediately prior to such termination, shall continue to be exercisable for a period not extending beyond three months after the date of such termination.

             (d) Any provision of paragraphs 3(a), 3(b) or 3(c) hereof to the contrary notwithstanding, this Option may not be exercised beyond the Termination Date.

             (e) For purposes of this Agreement, the Company shall have "Cause" to terminate the Optionee's employment if the Company has cause to terminate the Optionee's employment under any existing employment agreement between the Optionee and the Company or, in the absence of an employment agreement between the Optionee and the Company, upon (A) the determination by the Company's Board of Directors (the "Board") that the Optionee has ceased to perform his duties to the Company (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to the Company, (B) the Board's determination that the Optionee has engaged or is about to engage in conduct materially injurious to the Company, or (C) the Optionee having been convicted of a felony.

             (f) Except as otherwise specifically provided in paragraph 3(e) hereof, whether employment has been or could have been terminated for the purposes of this Agreement, and the reasons therefor, shall be determined by the Committee, whose determination shall be final, binding and conclusive.

             (g) After the expiration of any exercise period described in either of paragraphs 3(a), 3(b) or 3(c) hereof, this Option shall terminate together with all of the Optionee's rights hereunder, to the extent not previously exercised.

            4. METHOD OF EXERCISING OPTION. The Optionee may exercise the Option by delivering to the Company a written notice stating the number of shares that the Optionee has elected to purchase at that time from the Company and full payment of the purchase price of the shares then to be purchased. Payment of the purchase price of the shares may be made (a) by certified or bank cashier's check payable to the order of the Company or (b) by surrender or delivery to the Company of shares of its Common Stock which have been held by the Optionee for at least six months at the time of exercise or (c) by such other means as shall be designated by the Committee.

            5. ISSUANCE OF SHARES. As promptly as practical after receipt of such written notification and full payment of such purchase price, the Company shall issue or transfer to the Optionee the number of shares with respect to which the Option has been so exercised, and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name.

            6. COMPANY; OPTIONEE. (a) The term "Company" as used in this Agreement with reference to employment shall include subsidiaries of the Company. The term "subsidiary" as used in this Agreement shall mean any subsidiary of the Company as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended.

             (b) Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Option may be transferred by will or by the laws of descent and distribution, the word "Optionee" shall be deemed to include such person or persons.

            7. NON-TRANSFERABILITY. The Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee's lifetime only by him. No assignment or transfer of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option shall terminate and become of no further effect.

            8. RIGHTS AS STOCKHOLDER. The Optionee or a transferee of the Option shall have no rights as a stockholder with respect to any share covered by the Option until he shall have become the holder of record of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such share for which the record date is prior to the date upon which he shall become the holder of record thereof.

            9. RECAPITALIZATIONS, REORGANIZATIONS, ETC. (a) The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof or convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

             (b) The shares with respect to which the Option is granted are shares of Stock of the Company as presently constituted, but if, and whenever, prior to the delivery by the Company of all of the shares of the Stock with respect to which the Option is granted, the Company shall effect a subdivision or consolidation of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, the number and price of shares remaining under the Option shall be appropriately adjusted. Such adjustment shall be made by the Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to the Option.

             (c) In the event of any change in the outstanding shares of Stock by reason of any recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind or shares of Stock or other securities covered by this Option and the option price thereof. The Committee shall notify the Optionee of any intended sale of all or substantially all of the Company's assets within a reasonable time prior to such sale.

             (d) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of options, rights or warrants to subscribe therefor, or to purchase the same, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to the Option.

            10. COMPLIANCE WITH LAW. Notwithstanding any of the provisions hereof, the Optionee hereby agrees that he will not exercise the Option, and that the Company will not be obligated to issue or transfer any shares to the Optionee hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the Option or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority.

            11. NOTICE. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the Company at its office at 6743 South Point Drive North, Jacksonville, Florida 32216, and all notices or communications by the Company to the Optionee may be given to the Optionee personally or may be mailed to him at the address shown below his signature to this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    XOMED SURGICAL PRODUCTS, INC.

                                    By:
                                       -----------------------------------------
                                       [Name:]
                                       [Title:]



                                    OPTIONEE

                                    By:
                                       -----------------------------------------
                                       [Name:]
                                       [Address:]